UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

INLAND REAL ESTATE INCOME TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55146	45-3079597
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreements.

First Amendment to Credit Agreement

On May 17, 2022, Inland Real Estate Income Trust, Inc., a Maryland corporation (the “Company”) entered into a First Amendment to Credit Agreement and Agreement Regarding Incremental Term Loans (the “First Amendment”), amending the terms of the Company’s Second Amended and Restated Credit Agreement, dated as of February 3, 2022 (the “Existing Credit Agreement” and, as amended by the First Amendment, the “Credit Agreement”), in respect of the Company’s credit facility (the “Credit Facility”), by and among the Company, the subsidiary guarantors from time to time party thereto, KeyBank National Association, as administrative agent, KeyBanc Capital Markets Inc., PNC Capital Markets LLC and BofA Securities, Inc., as joint lead arrangers, and the several banks and other financial institutions and entities from time to time party thereto (collectively, the “Lenders”).

The First Amendment modifies the Existing Credit Agreement by establishing additional term loans under the Credit Facility in an aggregate principal amount of $300,000,000 (the “Accordion”) and making certain amendments and modifications related to the Accordion and the acquisition of the Properties, including accounting updates to the financial covenants therein. The maturity date for term loans advanced pursuant to the Accordion is also February 3, 2027, the same maturity date for the term loans advanced pursuant to the Existing Credit Agreement. The Existing Credit Agreement was further modified by including a temporary step-up of the unsecured leverage ratio, from 60% to 62.5%, which shall be in effect from May 17, 2022 until March 31, 2023.  The other provisions of the Existing Credit Agreement were unchanged and remain in full force and effect.  The Accordion will be used to finance the Purchase Price, pay fees and expenses incurred in connection with the Accordion and the First Amendment, and repay amounts outstanding under the Credit Agreement.

The First Amendment also includes a re-affirmation of the existing Subsidiary Guaranty.  The description of the First Amendment in this Item 1.01 does not purport to be a complete statement of the terms and conditions of the First Amendment and is qualified in its entirety by reference to the text of the First Amendment, a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference into this Item 1.01. Capitalized terms used but not defined in this Item 1.01 shall have their respective meanings set forth in the First Amendment and its accompanying Annex.

As of May 17, 2022, the revolving credit facility had an outstanding balance of $79,000,000, and the outstanding balance of the term loan was $275,000,000.

Certain of the lenders under the Credit Agreement or their affiliates have provided, and may in the future provide, commercial banking, lending, financial advisory, and investment banking services in the ordinary course of business for the Company, its subsidiaries and affiliates of the Company’s business manager, for which the lenders and their affiliates received customary fees and commissions and other consideration consistent with market conditions at the time of the transactions.

Item 2.01 Completion of Acquisition or Disposition of Assets

On May 17, 2022, the Company acquired eight properties (the “Properties”) from certain subsidiaries of Inland Retail Property Fund LP (the “Sellers”) pursuant to the previously disclosed purchase and sale agreement among the Company and the Sellers. The acquisition of the Properties is referred to herein as the “Transaction.” The Properties are leased primarily to grocery, retail and restaurant tenants. More specifically, seven of the Properties are grocery-anchored. The Properties are located across seven states and aggregate approximately 686,851 square feet. As of March 31, 2022, those leases had a weighted average remaining lease term of 6.3 years. The Seller, Inland Retail Property Fund, LP, is a fund managed by an affiliate of Company’s sponsor and business manager. Thus, because the Transaction was a related party transaction, it was approved by all of the Company’s independent directors.

The Company acquired the Properties for an aggregate purchase price of $278,153,000, excluding closing costs. The Company funded the acquisition of the Properties with $5,563,060 of cash on hand and from the additional term loans under the Credit Agreement described in Item 1.01 above totaling $300,000,000.

The following table lists information about the Properties:

Property	Location	Square Footage	Physical Occupancy	Economic Occupancy
Northpark Village Square	Valencia, California	87,103	98.6%	98.6%
Rusty Leaf Plaza	Orange, California	59,188	97.0%	97.0%
CityPlace	Woodbury, Minnesota	174,813	95.2%	95.2%
Northville Park Place	Northville, Michigan	78,421	100.0%	100.0%
Denton Village	Denton, Texas	48,280	100.0%	100.0%
Lower Makefield Shopping Center	Yardley, Pennsylvania	74,953	97.6%	97.6%
New Town Village	Owings Mills, Maryland	117,593	46.8%	46.8%
Olde Ivy Village	Smyrna, Georgia	59,188	93.7%	93.7%

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet

The information set forth under Item 1.01 of this report, including the text of the First Amendment, and the information set forth under Item 2.01 of this report are hereby incorporated by reference into this Item 2.03.

Item 7.01 Regulation FD Disclosure.

Filed as Exhibit 99.1 to this Current Report and incorporated by reference in this Item 7.01 is the text of a letter from the Company to the Company’s stockholders that includes information relating to the acquisition of the Properties described in Item 2.01 above.

This stockholder letter shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, regardless of any general incorporation language in such filing.

This Current Report on Form 8-K contains “forward-looking statements” which are not historical facts, within the meaning of the Private Securities Litigation Reform Act of 1995. The statements may be identified by terminology such as “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect the current view of the Company with respect to future events and are subject to certain risks, uncertainties and assumptions related to certain factors including, without limitation, the uncertainties related to general economic conditions, the effects of the COVID-19 pandemic and measures taken to combat it, competition for our tenants from internet retailers, unforeseen events affecting the commercial real estate industry, retail real estate, or particular markets, and other factors detailed under Risk Factors in our most recent Form 10-K as of December 31, 2021, filed on March 16, 2022 and all other filings with the SEC after that date. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Based upon changing conditions, should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described herein. Except as required by federal securities laws, the Company undertakes no obligation to publicly update or revise forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Properties Acquired.

The financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date the initial report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date the initial report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit No	Description
10.1

Purchase and Sale Agreement, dated as of May 5, 2022, by and between the Sellers identified therein and Inland Real Estate Income Trust, Inc. (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K, as filed by the Registrant with the Securities and Exchange Commission on May 10, 2022 (file number 000-55146))

10.2

First Amendment, dated as of May 17, 2022, to Second Amended and Restated Credit Agreement, dated as of February 3, 2022, by and among Inland Real Estate Income Trust, Inc., as borrower, KeyBank National Association, individually and as administrative agent, KeyBanc Capital Markets Inc., PNC Capital Markets LLC and BofA Securities, Inc., as joint lead arrangers, and other lender parties thereto

99.1	Letter to Stockholders regarding acquisition of Properties
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND REAL ESTATE INCOME TRUST, INC.

Date: May 20, 2022	By:	/s/ Catherine L. Lynch
	Name:	Catherine L. Lynch
	Title	Chief Financial Officer